Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial statements present the pro forma financial position and results of operations of (1) MYnd Analytics, Inc. (now known as Emmaus Life Sciences, Inc. and herein “MYnd”) based on the historical consolidated financial statements of MYnd after giving effect to the Spin-Off and (2) of the combined company based on the historical consolidated financial statements of MYnd and Emmaus Life Sciences, Inc. (now known as EMI Holding, Inc. and herein “Emmaus”) after giving effect to the Spin-Off and the Merger. The following information gives effect at the 1-for-6 reverse stock split effected by MYnd on July 17, 2019 prior to the Merger.

The Merger was accounted for as a reverse recapitalization transaction with Emmaus being deemed the acquiring company for accounting purposes. MYnd’s determination that Emmaus will be the accounting acquirer is based on an analysis of the criteria outlined in ASC 805 and the facts and circumstances of the Merger, including: (1) equity holders of Emmaus will own 94.1% of the common stock of the combined company on a fully-diluted basis; (2) all but one of the directors of the combined company was designated by Emmaus under the terms of the Merger Agreement; (3) Emmaus’ management will be the management of the combined company; (4) approximately 90% of the convertible debt of Emmaus was converted concurrent with the Merger; and (5) the Spin-Off took place immediately before the Merger.

Because Emmaus will be the accounting acquirer in the Merger, but not the legal acquirer, the Merger is deemed a reverse recapitalization transaction under the guidance of ASC 805. As a result, upon consummation of the Merger, the historical financial statements of Emmaus will become the historical financial statements of the combined company.

The following unaudited pro forma combined condensed statements of operations for the year ended September 30, 2018 combine the historical statement of operations of MYnd for the fiscal year ended September 30, 2018 with the historical combined statement of operations of Emmaus for the twelve months ended December 31, 2018, in each case after giving effect to the Merger as if it had been consummated as of the beginning of the respective 12 month periods, October 1, 2017 and January 1, 2018. The following unaudited pro forma combined condensed statements of operations for the nine months ended June 30, 2019 combine the historical statement of operations of MYnd for the nine months year ended June 30, 2019 with the historical combined statement of operations of Emmaus for the nine months ended June 30, 2019, in each case after giving effect to the Merger as if it had been consummated as of October 1, 2018. Other than as disclosed in the notes thereto, the unaudited pro forma combined financial statements do not reflect any additional liabilities, off-balance sheet commitments or other obligations that may become payable after the date of such financial statements.

The unaudited pro forma combined financial statements were prepared based on assumptions and adjustments that are described in the accompanying notes. The application of the acquisition method of accounting is dependent upon certain valuations and other studies that have yet to be completed. Accordingly, the pro forma adjustments reflected in the unaudited pro forma combined financial statements are preliminary and subject to revision as additional information becomes available and additional analyses are performed. Differences between the preliminary adjustments reflected in the unaudited pro forma combined financial statements and the final application of the acquisition method of accounting, which is expected to be completed as soon as practicable after the closing of the Merger, may arise and those differences could have a material impact on the actual accounting for the merger. In addition, differences between the preliminary and final adjustments will likely occur as a result of the amount of cash used in Emmaus’ operations, changes in fair value of Emmaus common stock and changes in Emmaus’ other assets or liabilities between September 30, 2018 and the closing of the Merger.

The unaudited pro forma combined financial statements do not give effect to the potential impact of current financial conditions, regulatory matters or expenses that may be associated with the integration of the two companies. The unaudited pro forma combined financial statements have been prepared for illustrative purposes only and is not necessarily indicative of the financial position or results of operations in future periods or the results that actually would have been realized had MYnd and Emmaus been a combined company during the specified period.

The unaudited pro forma combined financial statements, including the notes thereto, should be read in conjunction with the separate historical financial statements of MYnd and Emmaus included or incorporate by reference in this Current Report and the sections entitled “MYnd Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Emmaus Management’s Discussion and Analysis of Financial Condition and Results of

Operations”, in the joint proxy statement/prospectus dated June 12, 2019 filed by MYnd with the SEC on June 14, 2019 under Rule 424 of the Securities Act of 1933.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET OF EMMAUS LIFE SCIENCES, INC.
AS OF JUNE 30, 2019

	Emmaus Life	MYnd	Pro Forma		Emmaus
	Sciences, Inc.	Analytics, Inc.	Adjustments	Notes	Combined
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$15,168,700	$2,443,400	(2,443,400)	(e)	$15,168,700
Accounts receivable, net	1,981,200	183,400	(183,400)	(e)	1,981,200
Inventories, net	5,906,300	—	—		5,906,300
Investment in marketable securities	32,890,400	—	—		32,890,400
Prepaid expenses and other current assets	703,000	151,700	(151,700)	(e)	703,000
Total current assets	56,649,600	2,778,500	(2,778,500)		56,649,600
Property and equipment, net	144,800	82,800	(82,800)	(e)	144,800
Intangible assets, net	47,000	74,300	(74,300)	(e)	47,000
Goodwill	—	1,386,800	(1,386,800)	(e)	—
Other noncurrent assets	4,649,900	26,000	(26,000)	(e)	365,400
			(4,284,500)	(f)
Total assets	$61,491,300	$4,348,400	$(8,632,900)		$57,206,800
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable and accrued expenses	$11,453,600	$1,748,400	(1,748,400)	(e)	$9,009,400
			750,000	(h)
			(3,194,200)	(c)
Trade discount	5,000,000	—	—		5,000,000
Deferred revenue	—	175,800	(175,800)	(e)	—
Notes payable, net	11,163,300	—	(7,277,400)	(c)	3,885,900
Notes payable to related parties, net	470,200	—	(276,600)	(c)	193,600
Convertible notes payable, net	13,866,300	—	(9,833,300)	(c)	4,033,000
Convertible notes payable to related parties, net	14,180,200	—	(14,180,200)	(c)	—
Other current liabilities	1,116,400	1,500	(1,500)	(e)	259,400
			(857,000)	(f)
Total current liabilities	57,250,000	1,925,700	(36,794,400)		22,381,300
LONG-TERM LIABILITIES
Trade discount	24,830,000	—	—		24,830,000
Deferred revenue	10,500,000	—	—		10,500,000
Warrant derivative liabilities	1,200,000	—	(1,200,000)	(g)	—
Notes payable, net	703,000	615,800	(1,318,800)	(e)	—
Convertible notes payable, net	450,300	—	5,525,100	(c)	5,975,400
Other long-term liabilities	3,781,800	123,000	(123,000)	(e)	400
		—	(3,781,400)	(f)
Total Liabilities	98,715,100	2,664,500	(37,692,500)		63,687,100
STOCKHOLDERS’ EQUITY
Preferred stock—par value $0.001 per share, 15,000,000 shares authorized, 1,100,000 issued and outstanding at June 30, 2019 and none issued and outstanding on a pro forma basis	—	1,100	(1,100)	(a)	—
Common stock—par value $0.001 per share, 250,000,000 shares authorized, 12,701,266 shares issued and outstanding at June 30, 2019 and 47,465,209 shares outstanding on a pro forma basis	35,600	12,700	1,100	(a)	42,100
			(13,800)	(e)
			6,500	(c)
Additional paid-in capital	153,085,300	95,789,800	(95,789,800)	(e)	189,420,300
			36,335,000	(c)
Accumulated other comprehensive income (loss)	(56,200)	—	—		(56,200)
Accumulated deficit	(189,503,200)	(92,003,100)	92,003,100	(e)	(195,101,200)
			(750,000)	(h)
			353,900	(f)
			(5,201,900)	(c)(g)
Non-controlling interest	(785,300)	(2,116,600)	2,116,600	(e)	(785,300)
Total stockholders’ equity (deficit)	(37,223,800)	1,683,900	29,059,600		(6,480,300)
Total liabilities & stockholders’ equity	$61,491,300	$4,348,400	$(8,632,900)		$57,206,800

UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME (LOSS) OF EMMAUS LIFE SCIENCES, INC.

FOR THE TWELVE MONTHS SEPTEMBER 30, 2018 FOR MYND AND TWELVE MONTHS DECEMBER 31, 2018 FOR EMMAUS

	Historical
	Emmaus Life Sciences, Inc.	MYnd Analytics, Inc.	Pro Forma Adjustments	Notes	Emmaus Combined
NET SALES	15,076,800	$1,315,500	(1,315,500)	(e)	$15,076,800
COST OF SALES	763,500	827,400	(827,400)	(e)	763,500
GROSS PROFIT	14,313,300	488,100	(488,100)		14,313,300
OPERATING EXPENSES
Research and development	1,722,900	1,377,500	(1,377,500)	(e)	1,722,900
Selling and marketing	4,813,500	1,617,900	(1,617,900)	(e)	4,813,500
General and administrative	17,876,600	7,737,600	(7,737,600)	(e)	17,876,600
Total operating expenses	24,413,000	10,733,000	(10,733,000)		24,413,000
OPERATING INCOME (LOSS)	(10,099,700)	(10,244,900)	10,244,900		(10,099,700)
Other income (expense)	738,000	—	—		738,000
Loss on Debt extinguishment	(3,244,800)	—	—		(3,244,800)
Change in fair value of warrant derivative liabilities	20,674,000	—	(20,674,000)	(g)	—
Change in fair value of embedded conversion option	466,000	—	—		466,000
Loss on investment in marketable securities	(43,977,000)	—	—		(43,977,000)
Interest income (expense)	(22,593,600)	(86,300)	86,300	(e)	(4,445,436)
	—	—	18,148,164	(c)
Total other income (expense)	(47,937,400)	(86,300)	(2,439,536)		(50,463,236)
INCOME (LOSS) BEFORE INCOME TAXES	(58,037,100)	(10,331,200)	7,805,364		(60,562,936)
INCOME TAXES	6,200	1,900	(1,900)	(e)	6,200

NET INCOME (LOSS)	$(58,043,300)	$(10,333,100)	$7,807,264		$(60,569,136)

NET LOSS ATTRIBUTED TO NONCONTROLLING INTEREST	(145,700)	(734,400)	734,400	(e)	(145,700)

NET LOSS ATTRIBUTED TO EMMAUS LIFE SCIENCES	(57,897,600)	(9,598,700)	7,072,864		(60,423,436)

BASIC LOSS PER SHARE	$(1.65)	$(1.86)	—	(g)	$(1.38)
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	35,097,990	5,199,566	(35,097,990)	(d)	43,729,840
			5,724,149	(c)
			(5,724,149)	(b)
			38,530,274	(d)
DILUTED LOSS PER SHARE				(g)	$(1.33)
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED					45,340,574

The accompanying notes are an integral part of these unaudited pro forma financial statements.

UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME (LOSS) OF EMMAUS LIFE SCIENCES, INC.

FOR THE NINE MONTHS ENDED JUNE 30, 2019

	Emmaus Life	MYnd	Pro Forma		Emmaus
	Sciences, Inc.	Analytics, Inc.	Adjustments	Notes	Combined
NET SALES	$18,018,500	$1,374,200	(1,374,200)	(e)	$18,018,500
COST OF SALES	661,500	929,000	(929,000)	(e)	661,500
GROSS PROFIT	17,357,000	445,200	(445,200)		17,357,000
OPERATING EXPENSES
Research and development	1,502,600	951,200	(951,200)	(e)	1,502,600
Selling and marketing	4,538,200	592,500	(592,500)	(e)	4,538,200
General and administrative	13,279,000	6,969,600	(6,969,600)	(e)	13,279,000
Total operating expenses	19,319,800	8,513,300	(8,513,300)		19,319,800
OPERATING INCOME (LOSS)	(1,962,800)	(8,068,100)	8,068,100		(1,962,800)
Other income (expense)	351,900	—	—		351,900
Impairment loss on long-term investment	(524,000)	—	—		(524,000)
Change in fair value of warrant derivative liabilities	522,000	—	(522,000)	(g)	—
Loss on investment in marketable securities	(28,820,200)	—	—		(28,820,200)
Interest income (expense)	(21,995,500)	(69,500)	69,500	(e)	(7,299,200)
			14,696,300	(c)
Total other income (expense)	(50,465,800)	(69,500)	14,243,800		(36,291,500)
INCOME (LOSS) BEFORE INCOME TAXES	(52,428,600)	(8,137,600)	22,311,900		(38,254,300)
INCOME TAXES	220,700	2,400	(2,400)	(e)	220,700
NET INCOME (LOSS)	$(52,649,300)	$(8,140,000)	$22,314,300		$(38,475,000)
NET LOSS ATTRIBUTED TO NONCONTROLLING INTEREST	(819,400)	(1,382,200)	1,382,200		(819,400)
NET LOSS ATTRIBUTED TO EMMAUS LIFE SCIENCES	(51,829,900)	(6,757,800)	20,932,100		(37,655,600)
BASIC LOSS PER SHARE	$(1.45)	$(0.76)		(g)	$(0.84)
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	35,805,832	8,880,214	(35,805,832)	(d)	45,017,632
			5,652,802	(c)
			(5,652,802)	(b)
			36,137,418	(d)
DILUTED LOSS PER SHARE				(g)	$(0.81)
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED					46,628,590

The accompanying notes are an integral part of these unaudited pro forma financial statement

 Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

1) Basis of Presentation

The unaudited pro forma condensed combined financial statements were prepared in accordance with U.S. GAAP and pursuant to the rules and regulations of SEC Regulation S-X, and present the pro forma financial position and results of operations based upon the historical Financial Statements of MYnd Analytics, Inc. and Emmaus Life Sciences, Inc.

2) The Merger

Under the terms of the Merger Agreement, Athena Merger Subsidiary, Inc., a wholly owned subsidiary of MYnd, or Merger Sub, merged with and into Emmaus, with Emmaus surviving as a subsidiary of MYnd. The Merger Agreement also provides that all of the business, assets and liabilities of MYnd are expected to be transferred to an existing wholly-owned subsidiary of MYnd, which is referred to as MYnd California prior to the Merger. Emmaus stockholders received a number of newly issued shares of MYnd common stock, determined using an Exchange Ratio defined in the Merger Agreement, in exchange for their shares of Emmaus stock. Upon the Merger, stockholders of Emmaus became the majority owners of MYnd. MYnd has concluded that the transaction represents a reverse recapitalization transaction pursuant to Financial Accounting Standards Board Accounting Standards Codification Topic 805, Business Combinations, based on the structure of the Merger and the resulting relative share ownership, composition of the board of directors and senior management of the combined entity, in favor of Emmaus. Accordingly, under ASC 805, Emmaus is the accounting acquirer.

3) Pro Forma Adjustments

Pro forma adjustments are necessary to reflect the merger consideration, to adjust amounts related to the tangible assets and liabilities of MYnd to reflect the preliminary estimate of their fair values, and to reflect the impact of the Merger on the statements of operations as if the companies had been combined during the period presented. The unaudited pro forma condensed combined financial statements include pro forma adjustments that are (i) directly attributable to the transaction, (ii) factually supportable, and (iii) with respect to the unaudited pro forma condensed combined statements of operations, expected to have a continuing impact on the results of operations of the combined company. Such adjustments do not contemplate the consumption of cash resources to fund continuing operating costs of MYnd or Emmaus for the period subsequent to June 30, 2019, which are expected to be material. The pro forma adjustments included in the unaudited pro forma condensed combined financial statements are as follows:

(a)	To record the conversion of MYnd preferred stock into common stock concurrent with the Merger;
(b)

To reverse the par value of Emmaus shares outstanding as of June 30, 2019 and the converted shares and issue the number of MYnd shares to be issued to Emmaus shareholders as per the exchange ratio. The exchange ratio was approximately 1.05 shares of MYnd common stock for each share of Emmaus common stock after giving effect to a 1-for-6 reverse stock split of the MYnd shares effected prior to the merger;

(c)

To record the conversion into common stock of approximately $36 million of convertible notes payable (approximately 90% of all convertible notes) and notes payable of Emmaus and their associated interest expense immediately prior to the merger and to record $12.2 million of debentures being amended to extend their maturity date to October 21, 2020 and restated into convertible notes;

(d)

To reverse the Emmaus average shares outstanding as of June 30, 2019 and the converted shares and calculate the number of MYnd average shares for Emmaus shares as per the exchange ratio; the Exchange Ratio was approximately 1.05 shares of MYnd common stock for each share of Emmaus common stock after giving effect to a 1-for-6 reverse stock split of the MYnd shares effected prior to the merger ;

(e)	To eliminate the operating accounts of MYnd concurrent with the Spin-Off;
(f)	To account for the reversal of the impact of Accounting Standards Update (ASU) 2016-02, Leases (Topic 842) for the balance sheet as of June 30, 2019;
(g)

EPS is shown without the gain on change in the fair value of warrant derivative liabilities and assuming derivative warrants were exercised on a cashless basis at the beginning of the fiscal period and the reversal of the warrant derivative liability on the balance sheet upon the merger;

(h)	To account for the liabilities assumed by Emmaus in accordance with the terms of the merger agreement.